Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Class A Common Stock, par value $0.01 per share, of SemGroup Corporation and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of July 25, 2019.

WP SEMGROUP HOLDINGS, L.P.
By: WP Cayman SemGroup Holdings, L.P., its general partner
By: Warburg Pincus (Europa) Private Equity XII (Cayman), L.P., its general partner
By: Warburg Pincus (Cayman) XII, L.P., its general partner
By: Warburg Pincus (Cayman) XII GP LLP, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its sole member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

WP CAYMAN SEMGROUP HOLDINGS, L.P.
By: Warburg Pincus (Europa) Private Equity XII (Cayman), L.P., its general partner
By: Warburg Pincus (Cayman) XII, L.P., its general partner
By: Warburg Pincus (Cayman) XII GP LLP, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its sole member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

WARBURG PINCUS (EUROPA) PRIVATE EQUITY XII (CAYMAN), L.P.
By: Warburg Pincus (Cayman) XII, L.P., its general partner
By: Warburg Pincus (Cayman) XII GP LLP, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its sole member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

Joint Filing Agreement Signature Page

WARBURG PINCUS (CAYMAN) XII, L.P.
By: Warburg Pincus (Cayman) XII GP LLP, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its sole member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

WARBURG PINCUS (CAYMAN) XII GP LLC
By: Warburg Pincus Partners II (Cayman), L.P., its sole member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

CHARLES R. KAYE

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

*

The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on July 12, 2016 as an exhibit to the Schedule 13D filed by WEX Inc. and is hereby incorporated by reference.

Joint Filing Agreement Signature Page

JOSEPH P. LANDY

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact

*

The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on July 12, 2016 as an exhibit to the Schedule 13D filed by WEX Inc. and is hereby incorporated by reference.

Joint Filing Agreement Signature Page